UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2006

BIO-key International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13463	41-1741861
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3349 Highway 138, Building D, Suite B

Wall, NJ 07719

(Address of principal executive offices)

(732) 359-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into Material Definitive Agreements

1.             Amendment and Waiver of Secured Convertible Notes.  Effective as of August 10, 2006, BIO-key International, Inc. (the “Company”) entered into an Amendment and Waiver (the “Secured Notes Amendment and Waiver”) with Laurus Master Fund Ltd. (“Laurus”) in connection with the Secured Convertible Notes (the “Secured Notes”) currently held by Laurus.

Under the Secured Notes Amendment and Waiver, the Secured Notes issued by the Company to Laurus on September 29, 2004 in the aggregate original principal amount of $5,000,000 (the “2004 Senior Note”) and on June 8, 2005 in the aggregate original principal amount of $2,000,000 (the “2005 Senior Note”) were amended as follows: (i) the principal amounts due and payable under the 2004 Senior Note and the 2005 Senior Note for the months of August and September 2006, respectively, shall be paid in shares of the Company’s Common Stock priced at $0.50 per share, and (ii) the principal amount due and payable under the 2004 Senior Note for the months of October, November and December 2006 is deferred until January 1, 2008, the final maturity date of the 2004 Senior Note, and the principal amount due and payable under the 2005 Senior Note for the months of October, November and December 2006 is deferred until December 1, 2008, the final maturity date of the 2005 Senior Note.

The Company also issued 150,000 shares (the “Laurus Shares”) of its Common Stock to Laurus in connection with the Secured Notes Amendment and Waiver.  The Company entered into a Registration Rights Agreement dated as of August 10, 2006 (the “Laurus Registration Rights Agreement”) with Laurus, pursuant to which the Company has agreed to file a registration statement with the Securities and Exchange Commission (the “Commission”) covering the resale of the Laurus Shares.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Secured Notes Amendment and Waiver and the Laurus Registration Rights Agreement and the transactions contemplated thereby or a complete explanation of the material terms thereof.  The foregoing description is qualified in its entirety by reference to the provisions of the Secured Notes Amendment and Waiver and the Registration Rights Agreement attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

2.             Exchange of Subordinated Convertible Promissory Notes.  Effective as of August 10, 2006, the Company also entered into a Securities Exchange Agreement (the “Securities Exchange Agreement”) with certain holders (the “Subordinated Note Holders”) of its outstanding Subordinated Convertible Promissory Notes (the “Subordinated Notes”).

Under the Securities Exchange Agreement, the Subordinated Notes were exchanged for shares (the “Series C Shares”) of the Company’s Series C Convertible Preferred Stock, which shares are initially convertible into Common Stock at $0.50 per share, having an aggregate value equal to the principal amount outstanding under the Subordinated Notes, plus accrued and unpaid interest thereon, and certain liquidated damages payments owed by the Company to the Subordinated Note Holders.  The Company entered into a Registration Rights Agreement dated as of August 10, 2006 (the “Exchange Registration Rights Agreement”) with the Subordinated Note Holders, pursuant to which the Company has agreed to file a registration statement with the Commission covering the resale of the shares of Common Stock underlying the Series C Shares.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Securities Exchange Agreement and the Exchange Registration Rights Agreement and the transactions contemplated thereby or a complete explanation of the material terms thereof.  The foregoing description is qualified in its entirety by reference to the provisions of the Securities Exchange Agreement, the Certificate of Designation and the Exchange Registration Rights Agreement attached as Exhibits 99.3, 99.4 and 99.5, respectively, to this Current Report on Form 8-K.

3.             Securities Purchase Agreements.  The Company also entered into (i) a Securities Purchase Agreement (the “Trellus Securities Purchase Agreement”), dated as of August 10, 2006, with Trellus Partners, L.P. (“Trellus”) and (ii) a Securities Purchase Agreement (the “Shaar Securities Purchase Agreement”), dated as of August 10, 2006, with The Shaar Fund, Ltd. (“Shaar”).

Under the Trellus Securities Purchase Agreement, the Company (i) issued and sold 3,000,000 shares of its Common Stock (the “Trellus Shares”) to Trellus, at a purchase price of $0.50 per share, for an aggregate purchase price of $1,500,000 and (ii) issued a warrant to Trellus (the “Trellus Warrant”) to purchase up to an aggregate of 400,000 shares of the Company’s Common Stock at an exercise price of $0.75 per share.  The proceeds from this transaction will be used for general working capital purposes.  The Company entered into a Registration Rights Agreement dated as of August 10, 2006 (the “Trellus Registration Rights Agreement”) with Trellus, pursuant to which the Company has agreed to file a registration statement with the Commission covering the resale of the Trellus Shares and the shares of Common Stock underlying the Trellus Warrants.

Under the Shaar Securities Purchase Agreement, the Company agreed to (i) issue and sell 1,000,000 shares of its Common Stock (the “Shaar Shares”) to Shaar, at a purchase price of $0.50 per share, for an aggregate purchase price of $500,000 and (ii) issue a warrant to Shaar (the “Shaar Warrant”) to purchase up to an aggregate of 133,000 shares of the Company’s Common Stock at an exercise price of $0.75 per share.  The proceeds from this transaction will be used for general working capital purposes.  The Company entered into a Registration Rights Agreement dated as of August 10, 2006 (the “Shaar Registration Rights Agreement”) with Shaar, pursuant to which the Company has agreed to file a registration statement with the Commission covering the resale of the Shaar Shares and the shares of Common Stock underlying the Shaar Warrants.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Trellus Securities Purchase Agreement and the Shaar Securities Purchase Agreement and the transactions contemplated thereby or a complete explanation of the material terms thereof.  The foregoing description is qualified in its entirety by reference to the provisions of the Trellus Securities Purchase Agreement, the Form of Trellus Warrant, the Trellus Registration Rights Agreement, the Shaar Securities Purchase Agreement, the Form of

Shaar Warrant and the Shaar Registration Rights Agreement attached as Exhibits 99.6, 99.7, 99.8, 99.9, 99.10 and 99.11, respectively, to this Current Report.

Item 3.02               Unregistered Sales of Equity Securities

The disclosures in Item 1.01 above are incorporated in this Item 3.02 by reference.

The securities described in Item 1.01 were issued to accredited investors in private placement transactions exempt from registration under the Securities Act pursuant to Rule 506 of Regulation D thereunder.  Such securities have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or an applicable exemption from registration requirements.  The Company has agreed to file a registration statement with the Commission covering the resale of the subject securities.

Item 9.01.              Financial Statements and Exhibits

(a)           Exhibits.  The following Exhibits are attached to this Current Report on Form 8-K:

Exhibit No.:	Description:

Exhibit 99.1	Amendment and Waiver, dated as of August 10, 2006, by and between the Company and Laurus Master Fund, Ltd.

Exhibit 99.2	Registration Rights Agreement, dated as of August 10, 2006, by and between the Company and Laurus Master Fund, Ltd.

Exhibit 99.3

Securities Exchange Agreement, dated as of August 10, 2006, by and among the Company, The Shaar Fund Ltd., Longview Fund, L.P., Longview Special Finance and certain other holders of the Company’s Subordinated Convertible Promissory Notes

Exhibit 99.4	Certificate of Designation of the Series C Convertible Preferred Stock of the Company

Exhibit 99.5

Registration Rights Agreement, dated as of August 10, 2006, by and among the Company, The Shaar Fund Ltd., Longview Fund, L.P., Longview Special Finance and certain other holders of the Company’s Subordinated Convertible Promissory Notes

Exhibit 99.6	Securities Purchase Agreement, dated as of August 10, 2006, by and between the Company and Trellus Partners, L.P.

Exhibit 99.7	Form of Common Stock Purchase Warrant issued pursuant to the Securities Purchase Agreement, dated as of August 10, 2006, by and between the Company and Trellus Partners, L.P.

Exhibit 99.8	Registration Rights Agreement, dated as of August 10, 2006, by and between the Company and Trellus Partners, L.P.

Exhibit 99.9	Securities Purchase Agreement, dated as of August 10, 2006, by and between the Company and The Shaar Fund Ltd.

Exhibit 99.10	Form of Common Stock Purchase Warrant to be issued pursuant to the Securities Purchase Agreement, dated as of August 10, 2006, by and between the Company and The Shaar Fund Ltd.

Exhibit 99.11	Registration Rights Agreement, dated as of August 10, 2006, by and between the Company and The Shaar Fund Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 16, 2006	BIO-KEY INTERNATIONAL, INC.

	By:	/s/ Thomas J. Colatosti
Thomas J. Colatosti
Chairman

EXHIBIT INDEX

Exhibit No.:	Description:

Exhibit 99.1	Amendment and Waiver, dated as of August 10, 2006, by and between the Company and Laurus Master Fund, Ltd.

Exhibit 99.2	Registration Rights Agreement, dated as of August 10, 2006, by and between the Company and Laurus Master Fund, Ltd.

Exhibit 99.3

Securities Exchange Agreement, dated as of August 10, 2006, by and among the Company, The Shaar Fund Ltd., Longview Fund, L.P., Longview Special Finance and certain other holders of the Company’s Subordinated Convertible Promissory Notes

Exhibit 99.4	Certificate of Designation of the Series C Convertible Preferred Stock of the Company

Exhibit 99.5

Registration Rights Agreement, dated as of August 10, 2006, by and among the Company, The Shaar Fund Ltd., Longview Fund, L.P., Longview Special Finance and certain other holders of the Company’s Subordinated Convertible Promissory Notes

Exhibit 99.6	Securities Purchase Agreement, dated as of August 10, 2006, by and between the Company and Trellus Partners, L.P.

Exhibit 99.7	Form of Common Stock Purchase Warrant issued pursuant to the Securities Purchase Agreement, dated as of August 10, 2006, by and between the Company and Trellus Partners, L.P.

Exhibit 99.8	Registration Rights Agreement, dated as of August 10, 2006, by and between the Company and Trellus Partners, L.P.

Exhibit 99.9	Securities Purchase Agreement, dated as of August 10, 2006, by and between the Company and The Shaar Fund Ltd.

Exhibit 99.10	Form of Common Stock Purchase Warrant to be issued pursuant to the Securities Purchase Agreement, dated as of August 10, 2006, by and between the Company and The Shaar Fund Ltd.

Exhibit 99.11	Registration Rights Agreement, dated as of August 10, 2006, by and between the Company and The Shaar Fund Ltd.